UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 27, 2016
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)  On April 27, 2016, Bethany J. Mayer informed the Board of Directors of Delphi Automotive PLC (the “Company”) that she intended to resign from the Board effective immediately for family reasons. Ms. Mayer informed the Board that her decision to resign did not involve any disagreement with the Company on any matter relating to its strategy, operations, policies or practices. Ms. Mayer was not reelected to the Board due to her resignation.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on April 28, 2016. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
1. The Company’s shareholders elected for one-year terms the following directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Joseph S. Cantie	229,067,019	355,895	83,551	5,026,221
Kevin P. Clark	229,061,660	362,318	82,487	5,026,221
Gary L. Cowger	229,056,526	366,187	83,752	5,026,221
Nicholas M. Donofrio	229,064,896	357,467	84,102	5,026,221
Mark P. Frissora	229,052,256	370,898	83,311	5,026,221
Rajiv L. Gupta	223,439,497	5,982,380	84,588	5,026,221
J. Randall MacDonald	228,712,437	710,316	83,712	5,026,221
Sean O. Mahoney	229,051,775	371,102	83,588	5,026,221
Timothy M. Manganello	229,055,438	367,438	83,589	5,026,221
Thomas W. Sidlik	229,056,494	368,184	81,787	5,026,221
Bernd Wiedemann	228,991,403	431,235	83,827	5,026,221
Lawrence A. Zimmerman	228,987,744	434,826	83,895	5,026,221

2. The Company's shareholders voted upon and approved the re-appointment of Ernst & Young LLP (“EY”) as the auditors of the Company, ratified the appointment of EY to serve as the Company's independent registered public accounting firm and authorized directors to determine the fees paid to EY.

For	Against	Abstain
232,946,083	1,575,592	11,011
There were no broker non-votes with respect to this proposal.

3. Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
225,398,211	3,821,813	286,441	5,026,221

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 29, 2016	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

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